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                                                                   EXHIBIT 10.2


                                                                 EXECUTION COPY


                                 AMENDMENT AGREEMENT

                                         to a

                                   DEM 280,000,000
                                 FACILITIES AGREEMENT

                                   in relation to a
                       MULTI-CURRENCY REVOLVING CREDIT FACILITY
                                         and
                            BILATERAL ANCILLARY FACILITIES
                                dated 23 December 1998


                                       between

                           WAVETEK WANDEL GOLTERMANN, INC.
                                     as Borrower

                                         and

                        WANDEL & GOLTERMANN TECHNOLOGIES, INC.
                                     as Guarantor

                                         and

                            COMERZBANK AKTIENGESELLSCHAFT
                                         and
                                   DEUTSCHE BANK AG
                                  as Joint-Arrangers

                                         and

                            COMMERZBANK INTERNATIONAL S.A.
                                       as Agent

                                         and

                                        OTHERS

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                                                                              2



THIS AMENDMENT AGREEMENT is made the 28th day of May, 1999

BETWEEN

(1) WAVETEK WANDEL GOLTERMANN, INC., a Delaware Corporation, Research Triangle Park, North Carolina, USA as borrower (hereinafter referred to as the "BORROWER"),

(2) WANDEL & GOLTERMANN TECHNOLOGIES, INC., a North Carolina Corporation, Research Triangle Park, North Carolina, USA as guarantor (hereinafter referred to as the "GUARANTOR"),

(3) COMMERZBANK INTERNATIONAL S.A. as Agent for the Banks (hereinafter referred to as the "AGENT"),

(4) THE BANKS named in the First Schedule of the Agreement (hereinafter referred to as the "BANKS" and each individually as a "BANK"),

(5) DEUTSCHE BANK AG, REUTLINGEN BRANCH as additional party under the Ancillary Facilities to be made between Deutsche Bank AG, Reutlingen Branch and the Borrower in accordance with the Agreement (hereinafter referred to as the "ADDITIONAL LENDER").


NOW IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS
     In this Agreement

     "AGREEMENT" means the Facilities Agreement in relation to a Multi-Currency Revolving Credit Facility and Bilateral Ancillary Facilities dated 23 December 1998 between the Borrower, the Guarantor, the Arrangers, the Agent and Others.

     "AMENDMENT AGREEMENT" means this Agreement.

     "EFFECTIVE DATE" means the date on which the Agent confirms to the Banks and the Borrower that it has received each of the documents listed in Schedule A (CONDITION PRECEDENT DOCUMENTS) in form and substance satisfactory to the Agent.

1.2  INCORPORATION OF DEFINED TERMS
     Terms defined in the Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Agreement shall have effect as if they were set out in full in this Amendment Agreement.

1.3  CLAUSES
     In this Amendment Agreement any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof. Clause headings are for ease of reference only.



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                                                                              3


2.   AMENDMENT OF THE AGREEMENT

     With effect from the Effective Date the Agreement shall be amended in accordance with this Amendment Agreement so that it shall be read and construed for all purposes together with this Amendment Agreement as one document.


3.   AMENDMENTS

3.1  FINANCIAL COVENANT

     Clause 20 (A) (2) of the Agreement shall be deleted and the following provision shall be inserted as a new paragraph (A) (2) of this Clause 20.

     "the Interest Coverage Ratio (to be tested on a Rolling Basis) in respect of any Relevant Period calculated shall be not less than 1.7:1 for testing at June 30, 1999 and thereafter not less than 2.0:1 for the fiscal year ended September 30, 1999 and thereafter for testing at December 31, 1999 and thereafter not less than 2.1:1 for testing at March 31, 2000 and thereafter not less than 2.3:1 for testing at June 30, 2000 and thereafter not less than 2.5:1 for the fiscal year ended September 30, 2000 and thereafter."

3.2  UTILISATION FEE AND PAYMENT

     Clause 22 shall be amended by adding a new subparagraph (C) which shall read as follows.

     "For the period beginning at June 1, 1999 and ending September 30, 1999, the Borrower shall pay a utilisation fee to the Agent for account of the Banks (to be distributed by the Agent to the Banks pro rata according to their commitments) of 0.6 per cent. of the average utilisation calculated on a daily basis of the Facilities (for the avoidance of doubt including the Ancillary Facilities) during the period. For this purpose each Bank will make available the relevant data relating to the Ancillary Facilities to the Agent not later than 5 Business Days after the end of such period.

     The Borrower shall pay the utilisation fee on the earlier of (i) the date which falls two Business Days after the Borrower has received the net proceeds out of any events referred to in Clause 9 (D), first sentence and
     (ii) the Final Maturity Date."

3.3  REPAYMENT AND PREPAYMENT

     Clause 9 (D) of the Agreement shall be deleted and the following provision shall be inserted as a new paragraph (D) of this Clause 9.

     "To the extent the Revolving Loan exceeds the amount of DM 95,000,000 (the "EXCEEDING AMOUNT") the Borrower shall apply any net proceeds (to the extent such net proceeds are not to be applied towards the payment of the utilisation fee pursuant to Clause 22 (C)) from any monies raised by the Group in the national or international equity or capital markets (via an IPO, a private equity placement, a public or private



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                                                                          4



     bond offering or otherwise) to prepay the Exceeding Amount. Any such amounts to be applied towards the prepayment of the Revolving Loan shall be paid to the Agent and the Agent shall deposit such amounts on behalf of the Banks in an interest bearing account and shall (save to the provisions of Article 10) be applied (including accrued interest thereon) on the last day of the then relevant current Interest Period towards the prepayment of any outstanding Advances PRO RATA."


4.   REPRESENTATIONS

     Each of the Obligors repeats the representations set out in Clause 18 (REPRESENTATIONS AND WARRANTIES) of the Agreement as if each reference therein to "this Agreement" or "the Facility Documents" includes a reference to this Amendment Agreement.


5.   CONTINUITY AND FURTHER ASSURANCE

5.1  CONTINUING OBLIGATIONS
     The provisions of the Agreement shall, save as amended hereby, continue in full force and effect.

5.2  FURTHER ASSURANCE
     Each of the Borrower and the Guarantor shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.


6.   FEES, COSTS AND EXPENSES

6.1  TRANSACTION EXPENSES
     Each Obligor shall, on demand of the Agent, reimburse the Agent and the Banks for all reasonable costs and expenses (including internal legal fees) together with any VAT or similar tax thereon incurred by or in connection with the negotiation, preparation and execution of this Amendment Agreement and the completion of the transactions herein contemplated.

6.2  PRESERVATION AND ENFORCEMENT OF RIGHTS
     The Obligors shall, from time to time on demand of the Agent, reimburse the Agent and the Banks for all costs and expenses (including legal fees) on a full indemnity basis together with any VAT or similar tax thereon incurred by or in connection with the preservation and/or the enforcement of any of the rights of the Agent and/or the Banks under this Amendment Agreement and any other document referred to in this Amendment Agreement.

6.3  STAMP TAX
     The Obligors shall pay all stamp, registration and other taxes to which this Amendment Agreement, any other document referred to in this Amendment Agreement or any judgement given in connection herewith is or at any time may be subject and shall, from time to time on demand of the Agent, indemnify the Agent and/or the Banks against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.


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                                                                          5


7.   MISCELLANEOUS

7.1  INCORPORATION OF TERMS
     The provisions of Clause 27 (PARTIAL INVALIDITY) and Clause 28 (AMENDMENTS AND WAIVERS) of the Agreement shall be incorporated into this Amendment Agreement as if set out in full herein and as if references therein to "this Agreement" or "the Facility Documents" were references to this Amendment Agreement.

7.2  COUNTERPARTS
     This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original.


AS WITNESS the hands of duly authorised representatives of the parties hereto the day and year first before written.


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                                                                             6


                                      SCHEDULE A

                            CONDITION PRECEDENT DOCUMENTS


1.   In relation to each of the Obligors:

     An Officer's Certificate executed by duly authorised officers of such Obligor

     (a)  confirming that there have been no changes to the documents set out in
          Section I (CORPORATE DOCUMENTS/AUTHORIZATIONS) and Section IV (OTHER DOCUMENTS) of The Second Schedule to the Agreement provided by such Obligor on or about 23 December 1998 in accordance with Clause 4 (Conditions Precedent, Notice of Borrowing and Determination of Tranche B) thereof; and

     (b) setting out the names and signatures of the persons authorised to sign on behalf of such Obligor this Amendment Agreement and to sign or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with this Amendment Agreement.

2.   A legal opinion in form and substance satisfactory to the Agent of

     (a)  Sullivan & Cromwell relating to the Borrower confirming in particular
          (i) that the Borrower has duly authorised, executed and delivered the Amendment Agreement and that such action does not violate the laws of the United States of America and the relevant States and (ii) there is nothing in such laws pursuant to which the Amendment Agreement would not constitute valid and binding obligations of the Borrower; and

     (b) Moore van Allen relating to the Guarantor confirming in particular (i) that the Guarantor has duly authorised, executed and delivered the Amendment Agreement and that such action does not violate the laws of the United Stated of America and the relevant States and (ii) there is nothing in such laws pursuant to which the Amendment Agreement would not constitute valid and binding obligations of the Guarantor.



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                                                                            7


THE BORROWER

WAVETEK WANDEL GOLTERMANN, INC.

1030 Swabia Court
Research Triangle Park
North Carolina
USA
Tel.:  001 919 9415740
Fax:   001 919 9419361


By:



THE GUARANTOR

WANDEL & GOLTERMANN TECHNOLOGIES, INC.

1030 Swabia Court
Research Triangle Park
North Carolina
USA
Tel.:  001 919 9415730
Fax:   001 919 9415751


By:



THE AGENT

COMMERZBANK INTERNATIONAL S.A.

11 Rue Notre Dame
L-2240 Luxembourg
Tel.:  00352 477911-1
Fax:   00352 477911-386


By:


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                                                                            8


THE BANKS

COMMERZBANK AKTIENGESELLSCHAFT, REUTLINGEN BRANCH

Unter den Linden 1
D-72762 Reutlingen
Tel.:  0049 7121 304-0
Fax:   0049 7121 304-182


By:



DEUTSCHE BANK LUXEMBOURG S.A.

2, boulevard Konrad Adenauer
L-1115 Luxembourg
Tel.:  00352 42122-331 or -292
Fax:   00352 42122-287


By:



BADEN WURTTEMBERGISCHE BANK AG, REUTLINGEN BRANCH

Marktplatz 9
D-72764 Reutlingen
Tel.:  0049 7121 3195-50
Fax:   0049 7121 3195-93


By:



LANDESBANK BADEN-WURTTEMBERG

Kronenstrasse 20
D-70173 Stuttgart
Tel.:  0049 711 129-2693
Fax:   0049 711 129-3996


By:


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                                                                           9


THE ADDITIONAL LENDER

DEUTSCHE BANK AG, REUTLINGEN BRANCH

Kaiserpassage 1
D-72764 Reutlingen
Tel.:  0049 7121 335-100
Fax:   0049 7121 335-112


By:



For the purpose of the Protocol annexed to the Convention on Jurisdiction and the Enforcement in Civil and Commercial Matters signed in Brussels on 27 September 1968 (as amended) we hereby expressly and specially confirm our agreement with the provisions of Article 33 (B) of the Facilities Agreement which provides for our submission to the non-exclusive jurisdiction of the Regional Court (LANDGERICHT) in Frankfurt am Main.

COMMERZBANK INTERNATIONAL S.A.


By:



DEUTSCHE BANK LUXEMBOURG S.A.


By: